Dear Fellow Shareholders:

  Performance Review: We are very pleased to report that your Fund had a total return (market price change plus income) of 19.9% for 1998. This compares favorably with the Dow Jones Utilities Index and the Standard and Poor's Utility Index which had total returns of 18.5% and 14.8%, respectively. The Fund, whose portfolio contains approximately 25% bonds, also significantly surpassed the Lehman Brothers Utility Bond Index, which had a 13.4% annual total return. For the two years ended December 31, 1998, total return for your Fund was 53.2%.

  The income portion of return came in the form of 12 monthly dividends of 6.5 cents per share. The Fund has as its objective current income and is dedicated to the continuity of dividends. The 6.5-cents monthly dividend rate, without compounding, would be 78 cents annualized or a 6.93% common stock dividend yield based on the December 31, 1998 closing price of $11.25. That yield compares favorably with the 3.81% yield of the Dow Jones Utilities Index and the 4.09% yield of the S&P Utility Index at December 31, 1998.

  Electrics Present Strong Fundamentals: During 1998, many companies took strategic actions aimed at positioning themselves for future competition and deregulation. The key drivers behind the evolving strategies have been restructuring legislation and regulations at the state level. Even though the pace of restructuring has been slower than many initially thought, a few key states (California, Illinois, Massachusetts, New York, Pennsylvania) have established the general framework for restructuring that many states are expected to adopt. That framework incorporates a multi-year phase-in to customer choice, rate freezes or modest rate reductions, recovery of substantial portions of potentially stranded costs, and performance-based regulatory plans.

  For 1999, we expect that strategic positioning for competition and deregulation will continue to be the major themes. Although the pathway to competition is not entirely clear, we are convinced that the fundamentals of the industry remain strong. Because of reasonable restructuring regulations, continued cost cutting, asset sales, and stranded cost securitization, many electric companies have substantial cash flows that will be reinvested in new businesses or returned to investors via stock repurchases and debt retirements. As the industry evolves toward a new model, your Fund's manager believes that certain companies will be better positioned to prosper in a competitive environment than others. We will continue to attempt to identify those companies that have both the management and the strategy required to be ahead of the pack.

  Warm Weather Cools Natural Gas Prices: Mild temperatures made 1998 a challenging year for natural gas equities. The warm weather caused a 2.7% decline in consumption, which had been growing at about 2% annually, depressed commodity prices and lowered earnings per share by 15% on average. The level of merger and acquisition activity, which had been expected to support stock prices, was lower than anticipated and was confined to the fourth quarter. On average, merger transactions were smaller and more targeted at specific assets. However, the acquisition premiums remained comparable with those of prior years.

  This rocky environment allowed your Fund's manager to take advantage of a number of opportunities to increase exposure to the natural gas group. We took this action due to our belief in the fundamental strengths of the group. These include growing demand for natural gas spurred by new gas fired electric generation capacity and concerns for the environment, a rebound in prices, and the return of normal weather. While weather and low prices remain short-term challenges, we believe that by staying close to management and carefully monitoring and analyzing developments in the industry we can select those stocks in the natural gas group which may out-perform the group over the long-term.

  Internet Use Spurs Telecommunications Growth: The data and Internet phenomenon created a lot of excitement this past year, but what does that have to do with the telecom industry? Actually, more than most people realize. Internet traffic on the telecom network is estimated to be growing 100% per year while data traffic is increasing at a 40% rate. This compares to voice traffic that is growing at much more mundane rate of less than 10%. At present, data/Internet accounts for 40% of the traffic carried by the telecom companies. Obviously, with the kinds of growth rates just mentioned, data is going to overtake voice very soon and is expected to account for upwards of 80% of the traffic in 4 to 5 years.

  As a result, the telecom companies could be viewed as closet Internet stocks. The local companies, whether they are the incumbents, the new entrants or the cable companies, connect the customer to the Internet--obviously a crucial link. Providing the long haul transmission between local companies are the long distance companies, both traditional and emerging network providers, which are installing high-speed high bandwidth fiber to carry all that data traffic. Consequently, the telecom industry is very important to the development of the Internet, which in turn represents a terrific growth opportunity for our telecommunications holdings. Therefore, our outlook for the telecommunications industry remains quite positive.

  Lower Risk and High Yield from REITs: The REIT sector stock price performance in 1998 was disappointing despite the industry's fundamental performance which was very good. As the real estate market cycle approached equilibrium (balanced demand and supply), investors leapt to the conclusion that any new construction foretold a return to the oversupplied market conditions of the late 1980's. The industry continues to have difficulty shaking the perception of it being undisciplined. Capital markets, both debt and equity, in anticipation of what they perceived as "inevitable" overbuilding and a possible recession coming in 1999, pulled back from the real estate industry's financial requests. We believe this was an overreaction. Neither the overbuilding nor the recession has yet to materialize.

  The reluctance of the capital markets to invest in REITs has slowed an already relatively slow supply of new financings and elongated the portion of the real estate market cycle in which demand outpaces supply. When the favorable demand and supply relationship is combined with continued healthy GDP growth, we look for industry fundamentals to remain attractive in 1999 and 2000. Our interest in REITs remains positive due to their characteristics as a low risk (visible earnings growth based on leases) and high yield (average sector yield of 7.5%) investment opportunity.

  Regardless which utility industry sector is being considered, your Fund manager views change as both an investment challenge and opportunity. The opportunities and challenges are to select those companies that will be more successful and avoid those companies that will be less successful. We remain committed to a strong and well diversified portfolio, and expect our experience, research, and patience to continue to serve the income needs of our investors.

  Board of Directors Meeting: A regular meeting of the Board of Directors was held in January 1999. At that meeting, the Board declared the following monthly dividends:

      Dividends Per Share                Record Date                           Payable Date
      -------------------                -----------                           ------------
           6.5 cents                       2/26/99                               3/10/99
           6.5 cents                       3/31/99                               4/12/99
           6.5 cents                       4/30/99                               5/10/99

  Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available to all registered shareholders. As long as the market price of the common stock of the Fund exceeds or is equal to the net asset value per share, new shares for the dividend reinvestment program are issued at the greater of either 95% of the market price or the net asset value. If the market price per share of common stock is below the net asset value per share, shares are purchased in the open market at prevailing market prices, plus any brokerage commissions paid by The Bank of New York for all shares purchased by it in the reinvestment of the distribution and credited to the accounts of plan participants.

  Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan inasmuch as the Fund cannot communicate directly with those shareholders since the Fund does not have their name and address. Thus for those Fund shareholders in "street-name" desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

  As an added service, the Fund now offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. Direct deposit provides automatic and immediate access to your funds on the dividend payment date and eliminates the possibility of mail delays and lost or stolen checks. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York.

  Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site http://www.duffutility.com.

  We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.

Claire V. Hansen, CFA                            Calvin J. Pedersen, CFA
Chairman                                         Director, President and
                                                 Chief Executive Officer

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Duff & Phelps Utilities Income Inc.:

  We have audited the accompanying balance sheet of DUFF & PHELPS UTILITIES INCOME INC. (a Maryland corporation), including the schedule of investments, as of December 31, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utilities Income Inc. as of December 31, 1998, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years indicated thereon, in conformity with generally accepted accounting principles.

                                          Arthur Andersen LLP

Chicago, Illinois,
January 25, 1999

                      DUFF & PHELPS UTILITIES INCOME INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1998

COMMON STOCKS--75.6%

                                                                      Market
                                                                      Value
  Shares   Company                                                   (Note 1)
  ------   -------                                                --------------
           ELECTRIC--40.8%
 1,318,600 BEC Energy..........................................   $   54,309,838
 1,017,900 Carolina Power & Light Co...........................       47,904,919
 1,352,700 CMS Energy Corp.....................................       65,521,406
   450,000 Consolidated Edison Inc.............................       23,793,750
 1,265,000 DQE Incorporated....................................       55,580,937
 1,000,000 Duke Energy Corp....................................       64,062,500
 2,058,400 Edison International................................       57,377,900
   400,000 Electricidade DePortugal ADR........................       17,825,000
 1,593,400 Endesa S.A..........................................       43,021,800
 1,700,000 FirstEnergy Corp....................................       55,356,250
 1,200,100 FPL Group Inc.......................................       73,956,163
 1,500,000 Houston Industries Inc. ............................       48,187,500
   686,500 National Power PLC ADR..............................       25,228,875
 1,122,800 New Century Energies Inc............................       54,736,500
 2,256,600 NIPSCO Industries Inc...............................       68,685,263
 1,000,000 Pacificorp..........................................       21,062,500
 1,120,000 Pinnacle West Capital Corp..........................       47,460,000
   302,000 Powergen PLC ADR....................................       16,157,000
   300,000 RWE AG ADR..........................................       16,436,310
   500,000 Scottish Power PLC ADR..............................       20,656,250
   902,280 Sempra Energy Solutions.............................       22,895,355
 1,500,000 Southern Co.........................................       43,593,750
   500,000 Southern Electric PLC ADR...........................        5,623,700
 2,000,000 Unicom Corp.........................................       77,125,000
 1,300,000 UtiliCorp United Inc................................       47,693,750
                                                                  --------------
                                                                   1,074,252,216
           GAS--8.3%
   926,000 AGL Resources.......................................       21,355,875
   225,000 CMS Energy Corp. Class G............................        5,681,250
   590,600 Columbia Energy Group...............................       34,107,150
   744,800 EL Paso Energy Corp.................................       25,928,350
   600,000 Enron Corp..........................................       34,237,500
   532,300 KN Energy...........................................       19,362,412

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 1998

                                                                      Market
                                                                      Value
  Shares   Company                                                   (Note 1)
  ------   -------                                                --------------
   400,000 National Fuel Gas Co................................   $   18,075,000
   444,700 NICOR Inc...........................................       18,788,575
 1,320,000 Williams Companies Inc..............................       41,167,500
                                                                  --------------
                                                                     218,703,612
           TELECOMMUNICATION--18.7%
   600,000 Alltell Corp........................................       35,887,500
 1,619,000 Bell Atlantic Corp..................................       85,807,000
 1,130,000 BellSouth Corp......................................       56,358,750
 1,015,000 Cable and Wireless ADS..............................       37,301,250
 2,037,230 SBC Communications Inc..............................      109,246,459
    56,250 Sonera Group ADR*...................................        1,986,148
   575,000 Sprint Corp.........................................       48,371,875
   556,250 Telecom Corp. of New Zealand Interim ADR............        9,977,734
   142,100 Telestra Corp. ADR..................................       13,250,825
 1,000,000 U.S. West Inc.......................................       64,625,000
   540,000 Vivendi ADR.........................................       28,034,316
                                                                  --------------
                                                                     490,846,857
           NON-UTILITY--7.8%
   125,000 Alexandria Real Estate Equities Inc.................        3,867,187
   125,000 Apartment Investment & Management Co................        4,648,438
   200,000 Avalon Bay Communities Inc..........................        6,850,000
   409,000 Boston Properties Inc...............................       12,474,500
   253,800 CBL & Associates Properties Inc.....................        6,551,212
   350,000 Centerpoint Properties Corporation..................       11,834,375
   120,000 Chelsea GCA Realty Inc..............................        4,275,000
   150,000 Colonial Properties Trust...........................        3,993,750
   450,000 Cornerstone Properties Inc..........................        7,031,250
    50,000 Crescent Operating Inc.*............................          237,500
   580,000 Crescent Real Estate Equities Inc...................       13,340,000
   400,000 Developers Diversified Realty Corp..................        7,100,000
   400,000 Equity Residential Properties Trust.................       16,175,000
   200,000 Essex Property Trust Inc............................        5,950,000
   478,100 First Industrial Realty Trust.......................       12,819,056

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 1998

                                                                     Market
                                                                     Value
  Shares   Company                                                  (Note 1)
  ------   -------                                               --------------
   126,300 Gables Residential Trust...........................   $    2,928,581
   100,000 Golf Trust of America Inc..........................        2,775,000
    72,800 Great Lakes REIT Inc...............................        1,142,050
   355,000 Highwoods Properties Inc...........................        9,141,250
   200,000 HRPT Properties Trust..............................        2,812,500
   175,000 Macerich Co........................................        4,484,375
   145,000 Mack-Cali Realty Corp..............................        4,476,875
   290,000 Nationwide Health Properties.......................        6,253,125
   200,000 Omega Healthcare Investors Inc.....................        6,037,500
     3,819 Omega WorldWide Inc.*..............................           16,708
   525,100 Reckson Associates Realty Corp.....................       11,650,656
   328,416 Reckson Service Industries Inc.*...................        1,354,716
   205,100 Tower Realty Trust Inc.............................        4,127,638
   104,000 TriNet Corporate Realty Trust......................        2,782,000
   200,000 Urban Shopping Centers Inc.........................        6,550,000
    22,250 Vornado Operating Inc.*............................          179,391
   445,000 Vornado Realty Trust...............................       15,018,750
   200,000 Weeks Corp.........................................        5,637,500
                                                                 --------------
                                                                    204,515,883
                                                                 --------------
           Total Common Stocks (Cost--$1,680,476,250).........    1,988,318,568
                                                                 --------------
 CONVERTIBLE PREFERRED STOCKS--1.7%
           NON-UTILITY--0.0%
     8,700 Tanger Factory Outlet Centers Inc. Series A........   $      165,844
                                                                 --------------
           UTILITY--1.7%
   789,100 Texas Utilities Co.................................       44,485,513
                                                                 --------------
           Total Convertible Preferred Stocks (Cost--
           $39,793,343).......................................       44,651,357
                                                                 --------------

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 1998
BONDS--23.0%

                                                Ratings
                                       --------------------------
                                                         Standard     Market
                                        Duff &             and        Value
 Par Value   Company                    Phelps   Moody's  Poor's     (Note 1)
 ---------   -------                   --------- ------- -------- --------------
             ELECTRIC--12.7%
 $24,920,000 Alabama Power Co.
             9%, due 12/01/24          AA-        A1       A+     $   26,820,873
  14,500,000 Commonwealth Edison Co.
             9 3/4%, due 2/15/20       BBB        Baa2     BBB        15,846,412
   7,500,000 Commonwealth Edison Co.
             9 7/8%, due 6/15/20       BBB        Baa2     BBB         8,979,870
   8,850,000 Commonwealth Edison Co.
             8 5/8%, due 2/01/22       BBB        Baa2     BBB         9,692,184
   5,000,000 Commonwealth Edison Co.
             8 3/8%, due 9/15/22       BBB        Baa2     BBB         5,401,180
  10,000,000 Commonwealth Edison Co.
             8 3/8%, due 2/15/23       BBB        Baa2     BBB        10,898,330
             Dominion Resources
   6,000,000 Capital Trust
             7.83%, due 12/01/27       Not Rated  Baal     BBB+        6,357,522
   8,000,000 Duquesne Light Co.
             7.55%, due 6/15/25        A-         Baa1     BBB+        8,156,488
   5,000,000 Gulf States Utilities
             8.94%, due 1/01/22        Not Rated  Baa3     BBB-        5,290,610
  20,000,000 Illinois Power Co.
             8%, due 2/15/23           BBB+       Baa1     BBB        21,054,060
   5,000,000 Illinois Power Co.
             7 1/2%, due 7/15/25       BBB+       Baal     BBB         5,200,530
             Louisiana Power & Light
   5,000,000 Co.
             8 3/4%, due 3/01/26       Not Rated  Baa2     BBB         5,344,250
             New York State Electric
  15,000,000 & Gas Corp.
             9 7/8, due 11/01/20       Not Rated  A3       BBB+       16,619,205
             New York State Electric
   4,000,000 & Gas Corp.
             8 7/8, due 11/01/21       Not Rated  A3       BBB+        4,403,516
             Pennsylvania Power &
  14,105,000 Light Co.
             9 1/4%, due 10/01/19      Not Rated  A3       A-         15,156,232
             Pennsylvania Power &
  16,850,000 Light Co.
             9 3/8%, due 7/01/21       Not Rated  A3       A-         19,002,958
             Potomac Electric Power
  27,580,000 Co.
             9%, due 6/01/21           A+         A1       A          30,310,641
             Public Service Co. of
  10,000,000 Colorado
             8 3/4%, due 3/01/22       Not Rated  A3       A          11,023,180

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 1998

                                                 Ratings
                                        --------------------------
                                                          Standard     Market
                                         Duff &             and        Value
 Par Value   Company                     Phelps   Moody's  Poor's     (Note 1)
 ---------   -------                    --------- ------- -------- --------------
 $12,500,000 Puget Capital Trust
             8.231%, due 6/01/27        Not Rated  Baa2     BBB    $   13,771,925
             Rochester Gas & Electric
   3,000,000 Corp.
             9 3/8%, due 4/01/21        A-         A3       A-          3,328,563
             Texas Utilities Electric
  29,830,000 Co.
             9 3/4%, due 5/01/21        A-         A3       BBB+       33,429,377
             Texas Utilities Electric
  10,000,000 Co.
             8 3/4%, due 11/01/23       A-         A3       BBB+       11,113,820
  12,600,000 Union Electric Co.
             8 3/4%, due 12/01/21       Not Rated  Aa3      AA-        13,995,828
  12,000,000 UtiliCorp United Inc.
             8%, due 3/01/23            BBB        Baa3     BBB        12,719,388
             Virginia Electric &
  17,700,000 Power Co.
             8 1/4%, due 3/01/25        A          A2       A          19,864,338
                                                                   --------------
                                                                      333,781,280
             GAS--2.8%
   2,125,000 ANR Pipeline Co.
             9 5/8%, due 11/01/21....   Not Rated  Baa2     BBB         2,735,988
   8,875,000 Enron Corp.
             9.65%, due 5/15/01......   BBB+       Baa2     BBB+        9,576,879
   5,000,000 KN Energy Inc.
             7 1/4, due 3/10/28......   Not Rated  Baa2     BBB-        4,935,365
   7,885,000 Penzoil Co.
             10 1/8, due 11/15/09....   BBB-       Bal      BBB         8,922,895
  10,000,000 Phillips Petroleum Co.
             9.18%, due 9/15/21......   Not Rated  A3       A-         11,039,660
   4,500,000 Sonat Inc.
             9 1/2%, due 8/15/99.....   Not Rated  A3       BBB+        4,599,639
             Southern California Gas
   5,000,000 Co.
             8 3/4%, due 10/01/21....   AA-        A1       AA-         5,561,230
   6,488,000 Southern Union Co.
             7.60%, due 2/01/24......   Not Rated  Baa3     BBB+        7,064,790
  10,000,000 TE Products Pipeline Co.
             7.51%, due 1/25/28......   Not Rated  Baa2     BBB+       10,047,780
   9,000,000 Trans-Canada Pipeline
             9 1/8%, due 4/20/06.....   Not Rated  A3       BBB+       10,456,920
                                                                   --------------
                                                                       74,941,146

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 1998

                                                Ratings
                                       --------------------------
                                                         Standard     Market
                                        Duff &             and        Value
 Par Value   Company                    Phelps   Moody's  Poor's     (Note 1)
 ---------   -------                   --------- ------- -------- --------------
             TELECOMMUNICATION--
             7.1%
 $34,000,000 AT & T Corp.
             8.35%, due 1/15/25......  AA         Aa3      AA-    $   38,773,430
  35,428,000 GTE Corp.
             9 3/8%, due 12/01/00....  A-         Baa1     A          38,130,590
   6,000,000 GTE Corp.
             10 1/4%, due 11/01/20...  A-         Baa1     A           6,868,368
  10,000,000 GTE California Inc.
             8.07%, due 4/15/24......  AA         A2       AA-        11,286,170
   6,625,000 GTE Corp.
             7.90%, due 2/01/27......  A-         Baa1     A           7,379,899
             Mountain States
  11,995,000 Telephone
             9 1/2%, due 5/01/00.....  Not Rated  A2       A+         12,637,152
             New England Telephone &
  13,750,000 Telegraph
             9%, due 8/01/31.........  AA         Aa2      AA         15,465,381
  10,000,000 New York Telephone Co.
             7 5/8%, due 2/01/23.....  A          A2       A+         10,798,610
  20,740,000 New York Telephone Co.
             9 3/8%, due 7/15/31.....  A          A2       A+         23,513,311
             Southwestern Bell
  14,900,000 Telephone
             7.20%, due 10/15/26.....  AA         Aa3      AA         15,937,651
   5,000,000 US West Communications
             8 7/8%, due 6/01/31.....  AA-        A2       A+          5,616,230
                                                                  --------------
                                                                     186,406,792
             NON-UTILITY--0.4%
             Dayton Hudson Corp.
   8,000,000 9 7/8%, due 7/01/20.....  A-         A3       A-         10,996,328
                                                                  --------------
                                                                      10,996,328
                                                                  --------------
             Total Bonds (Cost--$588,265,812)....................    606,125,546
                                                                  --------------
U.S. TREASURY OBLIGATIONS--2.9%
  66,000,000 U.S. Treasury Bonds
             11 3/4%, due 2/15/01................................     75,363,750
                                                                  --------------
             Total U.S. Treasury Obligations (Cost--
             $78,725,547)........................................     75,363,750
                                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--0.0%
     808,453 Federal National Mortgage Association
             8%, due 5/01/05.....................................        837,001
                                                                  --------------
             Total U.S. Government Agency Obligations (Cost--
             $835,485)...........................................        837,001
                                                                  --------------
             TOTAL INVESTMENTS (Cost--$2,388,096,437)--(103.2%).. $2,715,296,222
                                                                  ==============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non income producing security

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                                 BALANCE SHEET
                               December 31, 1998


ASSETS:
Investments at market value:
 Common stocks (cost $1,680,476,250)...........................  $1,988,318,568
 Convertible preferred stocks (cost $39,793,343)...............      44,651,357
 Bonds (cost $588,265,812).....................................     606,125,546
 U.S. Treasury obligations (cost $78,725,547)..................      75,363,750
 U.S. Government agency obligations (cost $835,485)............         837,001
Interest-bearing deposits with custodian.......................      83,954,490
Receivables:
 Securities sold...............................................       9,539,210
 Interest......................................................      15,691,382
 Dividends.....................................................       6,686,225
 Securities lending income.....................................         146,052
Prepaid expenses...............................................         108,647
                                                                 --------------
  Total Assets.................................................  $2,831,422,228
                                                                 ==============
LIABILITIES:
Payable for investments purchased..............................  $    7,074,905
Due to Adviser (Note 2)........................................       3,847,847
Due to Administrator (Note 2)..................................         958,611
Dividends payable on common stock..............................      13,371,427
Dividends payable on remarketed preferred stock................       1,094,695
Accrued expenses...............................................       2,381,176
Commercial paper outstanding (Note 6)..........................     171,002,097
                                                                 --------------
  Total Liabilities............................................     199,730,758
                                                                 --------------
CAPITAL:
Remarketed preferred stock ($.001 par value; 100,000,000 shares authorized and 5,000 shares issued and outstanding,
 liquidation preference $100,000 per share) (Note 5)...........     500,000,000
                                                                 --------------
Common stock ($.001 par value; 250,000,000 shares authorized
 and 205,714,255 shares issued and outstanding) (Note 4).......         205,714
Paid-in surplus (Note 4).......................................   1,833,560,113
Accumulated net realized loss on investments...................     (31,442,139)
Undistributed net investment income............................       2,167,997
Net unrealized appreciation on investments.....................     327,199,785
                                                                 --------------
  Net assets applicable to common stock (equivalent to $10.36
   per share based on 205,714,255 shares outstanding)..........   2,131,691,470
                                                                 --------------
  Total Capital (Net Assets)...................................   2,631,691,470
                                                                 --------------
  Total Liabilities and Capital................................  $2,831,422,228
                                                                 ==============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1998


INVESTMENT INCOME:
 Interest......................................................... $ 57,900,953
 Dividends (less withholding tax of $1,119,757)...................  151,015,099
 Securities lending income........................................    1,071,605
                                                                   ------------
  Total investment income.........................................  209,987,657
EXPENSES:
 Commercial paper interest expense (Note 6 )......................    7,766,994
 Management fees (Note 2).........................................   14,713,237
 Administrative fees (Note 2).....................................    3,692,647
 Transfer agent fees..............................................      553,100
 Custodian fees...................................................      295,700
 Remarketing agent fees...........................................    1,267,360
 Shareholder reports..............................................      458,300
 Legal and audit fees.............................................      141,400
 Directors' fees (Note 2).........................................      277,800
 Other expenses...................................................      620,067
                                                                   ------------
  Total expenses..................................................   29,786,605
                                                                   ------------
  Net investment income...........................................  180,201,052
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.................................  104,910,892
 Net change in unrealized appreciation on investments.............  (11,148,041)
                                                                   ------------
 Net gain on investments..........................................   93,762,851
                                                                   ------------
 Net increase in net assets resulting from operations............. $273,963,903
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                 For the year ended December
                                                             31
                                                ------------------------------
                                                     1998            1997
                                                --------------  --------------
FROM OPERATIONS:
 Net investment income......................... $  180,201,052  $  173,238,151
 Net realized gain on investments..............    104,910,892      43,757,905
 Net change in unrealized appreciation on
 investments...................................    (11,148,041)    250,102,364
                                                --------------  --------------
  Net increase in net assets resulting from
  operations...................................    273,963,903     467,098,420
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Net investment income--preferred stock (Note
 5)............................................    (20,869,678)    (20,366,612)
 Net investment income--common stock (Note 3)..   (159,478,752)   (151,165,448)
                                                --------------  --------------
  Total distributions..........................   (180,348,430)   (171,532,060)
FROM CAPITAL STOCK TRANSACTIONS (Note 4):
 Shares issued to common stockholders from
 dividend reinvestment.........................     28,041,305      28,025,074
                                                --------------  --------------
 Net increase in net assets derived from
 capital share transactions....................     28,041,305      28,025,074
                                                --------------  --------------
  Total increase...............................    121,656,778     323,591,434
TOTAL NET ASSETS:
 Beginning of year.............................  2,510,034,692   2,186,443,258
                                                --------------  --------------
 End of year (including undistributed net
 investment income of $2,167,997 and $2,315,375
 respectively)................................. $2,631,691,470  $2,510,034,692
                                                ==============  ==============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF CASH FLOWS
                      For the year ended December 31, 1998

Cash Flows From (For):
OPERATING ACTIVITIES
 Interest received............................  $    56,827,073
 Income dividends received....................      153,326,198
 Securities lending income....................        1,097,659
 Operating expenses paid (excluding interest).      (21,797,174)
 Interest paid on commercial paper............       (6,745,740)
                                                ---------------
  Net cash provided by operating activities...................   $182,708,016
INVESTING ACTIVITIES
 Purchase of investment securities............   (6,604,569,236)
 Proceeds from sale/redemption of investment
 securities...................................    6,538,983,828
 Return of capital on investments.............        2,450,598
 Long-term capital gains dividends received...          262,248
                                                ---------------
  Net cash used in investing activities.......................    (62,872,562)
FINANCING ACTIVITIES
 Dividends paid...............................     (180,613,363)
 Proceeds from issuance of common stock under
 dividend reinvestment plan...................       28,041,305
 Change in net proceeds from issuance of
 commercial paper.............................       72,560,213
                                                ---------------
  Net cash used in financing activities.......................    (80,011,845)
                                                                 ------------
Net increase in cash and cash equivalents.....................     39,823,609
Cash and cash equivalents--beginning of year..................     44,130,881
                                                                 ------------
Cash and cash equivalents--end of year........................   $ 83,954,490
                                                                 ============
Reconciliation of net investment income to net
cash provided by operating activities:
 Net investment income........................................   $180,201,052
 Adjustments to reconcile net investment
 income to net cash provided by operating
 activities:
  Increase in interest receivable.............       (1,073,880)
  Decrease in dividends receivable............        2,311,099
  Increase in accrued expenses................        1,243,691
  Decrease in other receivable................           26,054
                                                ---------------
   Total adjustments..........................................      2,506,964
                                                                 ------------
 Net cash provided by operating activities....................   $182,708,016
                                                                 ============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998

(1) SIGNIFICANT ACCOUNTING POLICIES:

  Duff & Phelps Utilities Income Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

  The following are the significant accounting policies of the Fund:

    (a) The market values for securities are determined as follows:
  Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

    (b) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1998, the Fund had tax capital loss carry forwards of $31,214,552 which expire beginning on December 31, 2002.

    In 1993, the Fund adopted the American Institute of Certified Public Accountants' Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". In conformance with this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with federal income tax regulations. As a result, the accumulated net realized loss and undistributed net investment income captions on the balance sheet reflect book/tax temporary differences. These differences are a result of the deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

    (c) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

    (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1998

(2) MANAGEMENT ARRANGEMENTS:

  The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, "average weekly net assets" is defined as the sum of (i) the aggregate net asset value of the fund's common stock (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $17,500 per year plus $1,000 per board or committee meeting attended. Committee Chairmen receive an additional fee of $3,000 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3) DIVIDENDS:

  The Board of Directors has authorized the following distributions to common stockholders from investment income in 1998:

 Record   Payable  Dividend
  Date      Date   Per Share
 ------   -------  ---------
01-30-98  02-10-98   $.065
02-27-98  03-10-98    .065
03-31-98  04-10-98    .065
04-30-98  05-11-98    .065
05-29-98  06-10-98    .065
06-30-98  07-10-98    .065

 Record   Payable  Dividend
  Date      Date   Per Share
 ------   -------  ---------
07-31-98  08-10-98   $.065
08-31-98  09-10-98    .065
09-30-98  10-13-98    .065
10-30-98  11-10-98    .065
11-30-98  12-10-98    .065
12-31-98  01-11-99    .065

(4) CAPITAL STOCK TRANSACTIONS:

  The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

  Transactions in common stock and paid-in surplus during 1998 were as follows:

                                                       Shares        Amount
                                                     ----------- --------------
For the year ended December 31, 1997:
  Beginning capitalization.......................... 199,741,443 $1,777,699,447
  Dividend reinvestment.............................   3,195,438     28,025,074
                                                     ----------- --------------
    Total capitalization............................ 202,936,881 $1,805,724,521
                                                     =========== ==============
For the year ended December 31, 1998:
  Beginning capitalization.......................... 202,936,881 $1,805,724,521
  Dividend reinvestment.............................   2,777,374     28,041,305
                                                     ----------- --------------
    Total capitalization............................ 205,714,255 $1,833,765,826
                                                     =========== ==============

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1998
(5) REMARKETED PREFERRED STOCK:

  In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 3.915% to 4.380% during the year ended December 31, 1998.

  The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

  In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

(6) COMMERCIAL PAPER:

  The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to $100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 4.92% to 5.57% during the year ended December 31, 1998. At December 31, 1998, the Fund had Notes outstanding of $171,002,097.

(7) INVESTMENT TRANSACTIONS:

  For the year ended December 31, 1998, purchases and sales of investment securities (excluding short-term securities) were $6,611,644,141 and $6,515,581,535, respectively. For federal income tax purposes, at December 31, 1998, the gross unrealized depreciation on investments was $38,286,843 and gross unrealized appreciation was $362,282,099. The cost of investments for financial reporting and Federal income tax purposes was $2,388,096,437 and $2,391,300,966, respectively.

  The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At December 31, 1998, the fund had loaned portfolio securities with a market value of $481,917,660 to a broker/dealer and money market instruments with a market value of $497,086,145 were held as collateral in the Fund's account at the broker/dealer or at The Bank of New York.

                      DUFF & PHELPS UTILITIES INCOME INC.
            FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

  The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

                                       For the year ended December 31
                           ----------------------------------------------------------
                              1998        1997        1996        1995        1994
                           ----------  ----------  ----------  ----------  ----------
Net asset value:
Beginning of year........  $     9.90  $     8.44  $     8.85  $     7.23  $     9.65
                           ----------  ----------  ----------  ----------  ----------
Net investment income....        0.88        0.85        0.84        0.85        0.82
Net realized gain (loss)
 and change in unrealized
 appreciation/depreciation
 on investments..........        0.46        1.46       (0.41)       1.62       (2.42)
                           ----------  ----------  ----------  ----------  ----------
Total from investment
 operations..............        1.34        2.31        0.43        2.47       (1.60)
Dividends on preferred
 stock from net
 investment income.......       (0.10)      (0.10)      (0.10)      (0.12)      (0.10)
Dividends on common stock
 from net investment
 income..................       (0.78)      (0.75)      (0.74)      (0.73)      (0.72)
Dividends on common stock
 from net realized
 capital gains...........       (0.00)      (0.00)      (0.00)      (0.00)      (0.00)
                           ----------  ----------  ----------  ----------  ----------
Total distributions......       (0.88)      (0.85)      (0.84)      (0.85)      (0.82)
Net asset value:
 End of year.............  $    10.36  $     9.90  $     8.44  $     8.85  $     7.23
                           ==========  ==========  ==========  ==========  ==========
Per share market value:
 End of year.............  $    11.25  $    10.13  $     8.63  $     9.00  $     7.88
Ratio of expenses to
 average net assets
 attributable to common
 shares..................        1.46%       1.45%       1.53%       1.62%       1.58%
Total investment return..       19.95%      27.69%       4.68%      24.77%     (18.04%)
Ratio of net investment
 income to average net
 assets attributable to
 common shares...........        8.85%       9.87%      10.16%      10.65%      10.21%
Portfolio turnover rate..      251.19%     213.57%     226.21%     188.28%     129.56%
Net assets, end of year
 (000s omitted)..........  $2,631,692  $2,510,035  $2,186,443  $2,239,331  $1,896,090

Board of Directors

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

CALVIN J. PEDERSEN, CFA

BERYL W. SPRINKEL

Officers

CLAIRE V. HANSEN, CFA
Chairman

CALVIN J. PEDERSEN, CFA
President and Chief Executive  Officer

NATHAN I. PARTAIN, CFA
Executive Vice President and  Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, Secretary and Treasurer

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

DIANNA P. WENGLER
Assistant Secretary

Duff & Phelps
Utilities Income Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(800) 680-4367
(312) 368-5510

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(502) 588-8400

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
1-800-432-8224

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

                                                                   Duff & Phelps
                                                           Utilities Income Inc.


                                                                   4th


                                                              Annual Report

                                                              December 31,
                                                              1998